[GRAPHIC OMITTED]

                                 FLAG INVESTORS
                          Investing With A Difference



                                    BALANCED
                               Value Builder Fund

                                     GROWTH
                              Equity Partners Fund
                              Emerging Growth Fund

                                   SPECIALTY
                              Communications Fund
                          Real Estate Securities Fund

                                 INTERNATIONAL
                           International Equity Fund
                             European Mid-Cap Fund
                              Japanese Equity Fund

                                TOP 50 STRATEGY
                                  Top 50 World
                                 Top 50 Europe
                                  Top 50 Asia
                                  Top 50 U.S.

                                  FIXED INCOME
                     Total Return U.S. Treasury Fund Shares
                         Short-Intermediate Income Fund

                                TAX-FREE INCOME
                         Managed Municipal Fund Shares

                                  MONEY MARKET
                           Cash Reserve Prime Shares



                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG

                             www.flaginvestors.com

                                Distributed by:
                             ICC DISTRIBUTORS, INC.


                                                                VBANN (5/00)

                                 [LOGO OMITTED]
                                 Flag Investors
                         (Investing With A Difference)


                                 VALUE BUILDER
                                      FUND


                                 Annual Report
                                 March 31, 2000

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
o Your Fund's returns, (excluding sales charges), for the 6-months, 1-, 3- and 5-year periods ending March 31, 2000 for Class A Shares were 4.9%, 1.1%, 54.1% and 138.1%, respectively.
o The Fund's asset mix continued to emphasize long-term holdings with stocks and bonds representing 98% of the portfolio. New and existing shareholders purchased $56 million in Fund Shares over the past 12 months.
o 1999 was generally not a great year for value-oriented investors. The dramatic difference in performance by the various market sectors was so unusual that it has been almost impossible to talk in general terms about "the stock market". Value stocks, or "Old Economy" stocks, in the language of the financial press have generally not participated in recent market gains. At the same time, the NASDAQ, heavily weighted in New Economy technology/internet and telecommunications stocks, has prospered.
o We think it is important for shareholders to remember that in the final analysis common stock valuations eventually return to economic reality, that is, profits rather than promise. We are participating in the "New Economy" in ways that make economic sense to us. The recent purchases of Tyco International, Ltd., Concord EFS, Inc. and Sabre Group Holdings, Inc. are such examples. We would note that these companies make lots of real money which is more than can be said for many internet related companies.

FUND PERFORMANCE
--------------------------------------------------------------------------------
Growth of a $10,000 Investment in Class A Shares(1)
June 15, 1992-March 31, 2000

     $10,000 invested in the Value Builder Fund
     Class A Shares at inception on June 15, 1992 was worth $30,883 on March 31, 2000.


                    [GRAPH OMITTED]
                    PLOT POINTS AS FOLLOWS:

                        6/92                     10,000
                                                 10,776
                        6/93                     11,526
                                                 12,043
                        6/94                     11,666
                                                 11,998
                        6/95                     14,076
                                                 15,927
                        6/96                     17,217
                                                 19,851
                        6/97                     22,132
                                                 24,351
                        6/98                     27,094
                                                 28,862
                        6/99                     30,544
                                                 29,431
                        3/00                     30,883



Total Return Performance(1)

                                     Class A          Class B     Class C     Institutional
For the periods ended 3/31/00         Shares           Shares      Shares         Shares
-------------------------------------------------------------------------------------------
1 Year                                  1.11%          0.36%       0.31%           1.36%
3 Years (Cumulative)                   54.13%         50.71%         --%          55.23%
5 Years (Cumulative)                  138.14%        129.33%         --%             --%
Since Inception                      6/15/92          1/3/95      4/8/98        11/2/95
                                     -------         -------     -------        -------
(Cumulative)                          208.83%        147.24%      11.88%         102.90%

----------

(1) PAST PERFORMANCE IS NOT AN INDICATOR OF FUTURE RESULTS. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. These figures assume the reinvestment of dividends and capital gain distributions AND EXCLUDE THE IMPACT OF ANY SALES CHARGE. Some of the Fund's fees were waived during the period. If the maximum 5.5% sales charge for Class A were reflected and if there had been no fee waivers, the quoted performance would be lower. Performance figures for the classes differ because each class maintains a distinct expense structure. For further details on expense structures, please refer to the fund's prospectus. Please review the Additional Performance Information on page 7.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Fellow Shareholders:

         We are pleased to report on the progress of your Fund for the year ended March 31, 2000.

         The Value Builder Fund had a respectable gain of 4.9% for the six-month period and a not so good return of 1.1% for the twelve-month period for Class A shares. For the three- and five-year periods your Fund gained 54.1% and 138.1% respectively, (excluding sales charges). The Fund's equity performance was due primarily to the earnings gains of the portfolio companies and the management focus to build shareholder value. Even though interest rates rose for almost the entire year, the Fund's bonds did reasonably well due to the heavy concentration in intermediate maturity issues.

         We are especially pleased that on a long-term basis your Fund continues to place in the top half of Lipper Inc.'s Balanced Fund category with a ranking in the top 43% for the three-year period and the top 14% for the five-year period.(1) PERHAPS THE MOST GRATIFYING ACCOMPLISHMENT IS THAT EVERY YEAR FOR THE PAST SIX CALENDAR YEARS YOUR FUND'S INVESTMENT RETURN HAS PLACED IN THE TOP QUARTILE OF BOTH MORNINGSTAR'S HYBRID FUND CATEGORY AND LIPPER INC.'S BALANCED FUND CATEGORY.(2) The Value Builder Fund is the only Fund in Lipper Inc.'s Balanced Fund category that can make this statement. Illustrated in the chart on page 1 is the growth of a $10,000 investment in the Fund's Class A shares since inception. A full summary of investment returns for the Fund is also provided on page 1.

ASSET MIX
         During the past year we have maintained the Fund's long-term focus with 98% of the Fund's assets in stock and bonds and the remaining 2% in short-term investments. The pie charts on the next page reflect the current asset mix as well as the asset mix a year ago. The decrease in the short-term investment category over the past year is primarily due to our normal investment activities which include net purchases of stocks and bonds of $49 million while new and existing shareholders purchased $56 million in Value Builder shares.

----------
(1) Past performance is not an indicator of future results. The Lipper rankings are based on total return for the periods ended March 31, 2000 relative to other funds in the Balanced Funds category. In addition the Fund ranked #396 out of 458 for the 1 year, #145 out of 340 for the 3 year, #34 out of 237 for the 5 year. Performance figures used in these rankings exclude the impact of any sales charge.
(2) Past performance is not an indicator of future results. TheMorningstar Category Rating System shows how well the Fund has balanced risk and return for the periods ended March 31, 2000 relative to other funds in the Domestic Hybrid Category.In addition, the Fund ranked #622 out of 724 for the 1 year, #216 out of 553 for the 3 year and #41 out of 375 for the 5 year ended March 31, 2000. Performance figures used in these rankings exclude the impact of sales charge.

         As we have said in the past, we very much appreciate this expression of confidence and we will certainly make every effort to see that it is well deserved. The Fund's net assets were $939 million at March 31, 2000 up from $923 million this time last year.

PORTFOLIO DEVELOPMENT
         In past shareholder reports we have periodically made candid reports to you highlighting our success and our failures. In many respects such a "scorecard" allows Fund shareholders the opportunity to see just how well we have executed our game plan of buying good value. Listed below are our largest holdings with costs and market values, as well as the percentage change over the past 12 months.


Five Largest Holdings
                                              Market Value        Performance
Security                          Cost       as of 3/31/00   3/31/99 to 3/31/00
-------------------------------------------------------------------------------
America Online, Inc.           $ 2,377,020     $90,115,000         -9.2%
Cendant Corporation             38,090,589      47,295,916         17.3%
Tyco International, Ltd.*       21,674,006      33,939,938         56.6%
Novell,Inc.                     10,385,382      28,710,875         13.5%
Blyth Industries, Inc.          26,306,495      27,525,537         15.6%
                               -----------    ------------
 Total                         $98,833,492    $227,587,266

----------
* Not owned on 3/31/99, cost vs. market percentage change.



                                [GRAPHIC OMITTED]
                               PLOT POINTS FOLLOW:

                                    3/31/99

                          Short-term Investments 4.0%

                               Fixed-Income 27.0%

                      Common Stocks and Convertibles 69.0%



                                    3/31/00

                          Short-term Investments 2.0%

                               Fixed-Income 24.0%

                      Common Stocks and Convertibles 74.0%



         The business progress of America Online,Inc. was excellent over the past year although we did sell a modest portion for portfolio reasons. And while the share price did not fulfill our expectations over the past 12 months, we think this has more to do with its recently announced merger with Time Warner than any fundamental issues.

--------------------------------------------------------------------------------

         It has been said that patience has its virtues and in the case of Cendant Corporation (one of last year's worst performers) it has been financially rewarding as well. We felt that the company's prospects were considerably better than reflected by the company's share price and the marketplace now seems to be agreeing with us.

         Tyco International Ltd. is a recent addition to the portfolio and, to a large degree, represents what we do best; buying companies that for one reason or another fall into temporary disfavor with Wall Street. This behavior oftentimes allows us to purchase shares in very good companies at a much larger discount to intrinsic value than might otherwise be possible. In the case of Tyco International Ltd., exaggerated accounting concerns raised by "short sellers" caused the shares to decline from $50 to below $30. With the shares now trading 50% higher and hopefully with more gains to come, we are forever grateful when opportunities such as this present themselves. We would also note that Tyco International Ltd. gives us some excellent participation in the technology/New Economy area but at prices which we can reasonably relate to long-term potential.

         Although we discussed Blyth Industries, Inc. in last year's report, I want to mention it again because the company's business progress has been nothing short of excel lent yet investors continue to essentially ignore the shares. We know well that scented candle/home fragrance products may not have the sizzle of ".com" but with a price earnings multiple of roughly half its 20% growth rate and $100 million in annual after tax profits we feel very good about the "value" and we can be very patient.


Ten Best Performers -- One year ended 3/31/00

                                          PERCENT        ORIGINAL INVESTMENT
SECURITY                                  CHANGE                DATE
----------------------------------------------------------------------------
Lodgenet Entertainment Corp.              205.7%              August 1994
Case Corp. (W)                            116.8              October 1998
Georgia Gulf Corp. (W)                    112.9                April 1998
Amgen, Inc. (W)                            77.6                April 1994
Mutual Risk Management Ltd. (A)            74.2              October 1999
Tandy Corp.                                59.1             February 1994
Tyco International Ltd. (A)                56.6             November 1999
Hercules, Inc. (W)                         46.0               August 1994
Schulman (A.), Inc. (W)                    44.0              October 1998
Cognex Corp. (W)                           43.4             February 1998


----------
(W) Sold mid-period.
(A) Added mid-period.

--------------------------------------------------------------------------------

         In an effort to complete the scorecard, we have also provided a list of the biggest gainers in the portfolio over the past 12 months. Hopefully, this scorecard reinforces what we have emphasized in previous letters about buying "good value" and allowing sufficient time for such value to be recognized in the investment marketplace.

         As much as we would like to have nothing but success, we know from experience that we cannot make a hit every time we swing the bat. Occasionally we will misjudge the pitch (companies) and take a strike. During the past year we misjudged a few pitches and we have listed the three worst:


Three Worst Performers -- One year ended 3/31/00

                                           Percent
          Security                         Change
          ------------------------------------------
          Champion Enterprises, Inc.       -70.3%
          ------------------------------------------
          Conseco, Inc.                    -63.0%
          ------------------------------------------
          Mattel, Inc. (A)                 -57.0%
          ------------------------------------------

----------
(A) Added mid-period, due to acquisition of The Learning Co., Inc.


         In the case of Champion Enterprises, Inc. and Mattel, Inc., we think that while the business progress has not been nearly as bad as the decline suggests, the current investment environment is simply not very forgiving where there is no catalyst or an earnings disappointment. I do not expect the shares to be in the portfolio this time next year. In the case of Conseco, Inc., to say we are disappointed in the company's business progress and management since the acquisition of Greentree Financial in 1998 would be the understatement of the year. And the share price decline over the past year has caused us considerable pain. While we risk even further embarrassment by retaining the shares, our best judgement suggests that this is the right thing to do. If it turns out that we are wrong, you may want to save next year's Easter eggs for target practice.

INVESTMENT ENVIRONMENT
         Even though your Fund managed to finish the calendar year 1999 with a first quartile Morningstar ranking, (13.8% return) it was generally not a very good year for value-oriented investors. Even the famed "Oracle of Omaha" Warren Buffett found the going rather tough with a return of negative 20% for his Berkshire Hathaway shares. With blue chip holdings of companies such as American Express, Coke, Gillette, Freddie Mac, GEICO and General Reassurance, it is hard to imagine how the investment markets moved ahead the way they did in 1999 while Mr. Buffett's Berkshire Hathaway was giving up so much ground.

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

         The dramatic difference in performance by the various market sectors was so unusual that it has been almost impossible to talk in general terms about "the stock market"; for the past year there have been two stock markets. Value stocks, or "Old Economy stocks" in the language of the financial press, have generally not participated in recent market gains. At the same time, the NASDAQ, heavily weighted in New Economy technology/internet and telecommunications stocks has prospered. It appears to us that it is overly simplistic to view the financial world in Old Economy/New Economy terms. Many of the so called Old Economy companies will continue to thrive and play an important role in the New Economy, while many of the New Economy stocks will ultimately disappear as competition intensifies or will disappoint if ambitious expectations are not met. We think it is important for shareholders to remember that in the final analysis common stock valuations eventually return to economic reality, that is, profits rather than promise. The recent 30% decline of the NASDAQ in one month's time should be a clear reminder.

         In spite of these issues, we have not kept our heads in the sand; or as Thomas Rowe Price often said "change is the investors only certainty." It is just that we have tried to participate in the New Economy in a way that makes economic sense to us. The purchases of Tyco International Ltd., Concord EFS, Inc. and Sabre Group Holdings, Inc. are recent examples. Tyco International,Ltd., for its electronics (AMP) and optical fiber (Tycom) activities; Concord EFS, Inc. for its electronic payment activities and Sabre Group Holdings, Inc. for its information technology activities and its 70% ownership in Travelocity.com. We would also note that all these companies make real money which is more than can be said for many of the internet companies.

         Although momentum investing and the flow of money into mutual funds with the largest recent gains continues unabated, we are very much in accord with one investment manager's quote in a recent Wall Street Journal article, "Universal acclaim is never the birthplace of great investment opportunities."

         We thank you for your continued interest and support. We look forward to the ongoing process of building value for you.

Sincerely,

/s/ Hobart C.Buppert,II

Hobart C.Buppert,II
Portfolio Manager

April 24, 2000

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION
         The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the Fund's classes to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment from the inception date of the respective class through the end of the most recent fiscal year-end. The SEC also requires that we report the total return of each class, according to a standardized formula, for various time periods through the end of the most recent calendar quarter.

         Both the line graph and the SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Class A Shares and the 5.00% and 1.00% contingent deferred sales charge applicable to the specified time period for the Class B and Class C Shares, respectively. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

         While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

         The SEC total return figures may differ from total return figures in the shareholder letter because the time periods may be different and because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION (CONTINUED)

Change in Value of a $10,000 Investment in Class A Shares(1)
June 15, 1992-March 31, 2000

    Flag Investors Value Builder Fund $29,185
    S&P 500 Composite $43,402
    91-Day U.S. Treasury Bill $14,000

                                [GRAPHIC OMITTED]
                               PLOT POINTS FOLLOW:

               Flag Investor           S&P              91-Day
6/92               9,550             10,000             10,000
                   9,884             10,315             10,101
                  10,291             10,835             10,179
                  10,861             11,308             10,258
6/93              11,007             11,364             10,338
                  11,526             11,657             10,422
                  11,501             11,927             10,504
                  11,202             11,475             10,584
6/94              11,141             11,524             10,686
                  11,607             12,087             10,801
                  11,458             12,085             10,944
                  12,385             13,626             11,108
6/95              13,442             14,528             11,275
                  14,588             15,683             11,436
                  15,210             16,627             11,604
                  15,960             17,520             11,747
6/96              16,442             18,307             11,898
                  17,290             18,872             12,062
                  18,975             20,445             12,220
                  19,136             20,992             12,375
6/97              21,136             24,660             12,544
                  22,851             26,504             12,712
                  23,255             27,265             12,871
                  25,608             31,069             13,039
6/98              25,608             31,069             13,039
                  25,608             31,069             13,039
                  25,608             31,069             13,039
                  29,170             36,804             13,654
6/99              30,647             39,399             13,849
                  28,110             36,934             14,027
                  31,370             42,430             14,202
3/00              29,185             43,402             14,400

         Benchmark returns are for the period beginning June 30, 1992.


Average Annual Total Return(1)

Periods Ended 3/31/00       1 Year      5 Years     Since Inception(2)
----------------------------------------------------------------------
Class A Shares              -4.45%      17.61%            14.73%
----------------------------------------------------------------------

----------
(1) Past performance is not an indicator of future results. Investment return and principal value will fluctuate so that upon redemption an investor's shares may be worth more or less than their original cost. These figures assume the reinvestment of dividends and capital gain distributions and include the Fund's maximum 5.5% sales charge. The indices listed above are unmanaged and are widely recognized as indicators of the performance in their respective sectors. The S&P 500 Composite is an indicator of general market performance and the 91-Day U.S. Treasury Bill is a measure of short-term market performance.
(2) June 15, 1992.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

Change in Value of a $10,000 Investment in Class B Shares(1)
January 3, 1995-March 31, 2000

    Flag Investors Value Builder Fund $24,476
    S&P 500 Composite $35,916
    91-Day U.S. Treasury Bill $13,158

                                [GRAPHIC OMITTED]
                               PLOT POINTS FOLLOW:

                   Flag               S&P               Merrill
1/95              10,000             10,000             10,000
                  10,781             10,696             10,099
6/95              11,686             11,717             10,251
                  12,645             12,649             10,397
                  13,160             13,410             10,550
                  13,788             14,131             10,680
6/96              14,179             14,765             10,817
                  14,878             15,221             10,967
                  16,280             16,489             11,110
                  16,404             16,931             11,251
6/97              18,086             19,889             11,404
                  19,522             21,377             11,557
                  19,827             21,990             11,702
                  21,491             25,058             11,854
6/98              21,491             25,058             11,854
                  21,491             25,058             11,854
                  21,491             25,058             11,854
                  24,438             29,685             12,414
6/99              25,643             32,603             12,654
                  23,452             30,564             12,817
                  26,089             35,112             12,977
3/00              24,476             35,916             13,158

       Benchmark returns are for the period beginning December 31, 1994.


Average Annual Total Return(1)

Periods Ended 3/31/00     1 Year          5 Years    Since Inception(2)
-----------------------------------------------------------------------
Class B Shares            -4.66%          17.58%           18.56%
-----------------------------------------------------------------------

----------
(1) Past performance is not an indicator of future results. Investment return and principal value will fluctuate so that upon redemption an investor's shares may be worth more or less than their original cost. These figures assume the reinvestment of dividends and capital gain distributions and reflect the applicable contingent deferred sales charge, which is 5% in the first year declining to zero after six years. The indices listed above are unmanaged and are widely recognized as indicators of the performance in their respective sectors. The S&P 500 Composite is an indicator of general market performance and the 91-Day U.S. Treasury Bill is a measure of short-term market performance.
(2) January 3, 1995.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

Additional Performance Information (continued)

Change in Value of a $10,000 Investment in Class C Shares(1)
April 8, 1998-March 31, 2000

    Flag Investors Value Builder Fund $11,188
    S&P 500 Composite $13,971
    91-Day U.S. Treasury Bill $11,044

                                [GRAPHIC OMITTED]
                               PLOT POINTS FOLLOW

                  Flag              S&P               Merrill
4/8/98            10,000             10,000             10,000
4/30/98            9,873             10,000             10,000
9/30/98            8,855              9,210             10,205
3/31/99           11,053             11,728             10,428
6/30/99           11,695             12,682             10,621
9/30/99           10,703             11,889             10,758
12/99             11,926             13,658             10,802
3/00              11,188             13,971             11,044

         Benchmark returns are for the period beginning March 31, 1998.


Average Annual Total Return(1)

Periods Ended 3/31/00            1 Year        Since Inception(2)
-----------------------------------------------------------------
Class C Shares                    -.69%               5.86%
-----------------------------------------------------------------

----------
(1) Past performance is not an indicator of future results. Investment return and principal value will fluctuate so that upon redemption an investor's shares may be worth more or less than their original cost. These figures assume the reinvestment of dividends and capital gain distributions and reflect the applicable contingent deferred sales charge which is 1% for redemptions within one year after purchase. The indices listed above are unmanaged and are widely recognized as indicators of the performance in their respective sectors. The S&P500 Composite is an indicator of general market performance and the 91-Day U.S. Treasury Bill is a measure of short-term market performance.
(2) April 8, 1998.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

Change in Value of a $10,000 Investment in Institutional Shares(1) November 2, 1995-March 31, 2000

    Flag Investors Value Builder Fund $20,290
    S&P 500 Composite $27,777
    91-Day U.S. Treasury Bill $12,534

                                [GRAPHIC OMITTED]
                               PLOT POINTS FOLLOW:


                   Flag               S&P               Merrill
11/95             10,000             10,000             10,000
12/95             10,349             10,193             10,055
3/96              10,871             10,740             10,178
6/96              11,205             11,223             10,309
9/96              11,783             11,569             10,452
12/96             12,935             12,533             10,588
3/97              13,071             12,869             10,723
6/97              14,436             15,117             10,869
9/97              15,622             16,248             11,015
12/97             15,904             16,714             11,153
3/98              17,526             19,046             11,298
6/98              17,526             19,046             11,298
9/98              17,526             19,046             11,298
12/98             17,526             19,046             11,298
3/99              20,018             22,562             11,831
6/99              21,040             25,215             12,054
9/99              20,018             23,638             12,209
12/99             21,561             27,155             12,361
3/00              20,290             27,777             12,534

        Benchmark returns are for the period beginning October 31, 1995.


Average Annual Total Return(1)

Periods Ended 3/31/00               1 Year        Since Inception(2)
--------------------------------------------------------------------
Institutional Shares                 1.36%              17.40%
--------------------------------------------------------------------

----------
(1) Past performance is not an indicator of future results. Investment return and principal value will fluctuate so that upon redemption an investor's shares may be worth more or less than their original cost. These figures assume the reinvestment of dividends and capital gain distributions. The indices listed above are unmanaged and are widely recognized as indicators of the performance in their respective sectors. The S&P500 Composite is an indicator of general market performance and the 91-Day U.S. Treasury Bill is a measure of short-term market performance. 2November 2, 1995.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS                                          MARCH 31, 2000

    Shares                                                                     Market Value
--------------------------------------------------------------------------------------------
  COMMON STOCK - 70.1%
BANKING - 1.4%
         152,500       Bank of America Corp.                                    $ 7,996,719
         131,000       Wells Fargo & Company                                      5,362,812
                                                                               ------------
                                                                                 13,359,531
                                                                               ------------
BASIC INDUSTRY - 0.6%
         722,600       Airgas, Inc.*                                              6,006,612
                                                                               ------------
BUSINESS SERVICES - 4.8%
         525,900       Concord EFS, Inc.*                                        12,062,831
         294,700       First Data Corp.                                          13,040,475
         176,400       SEI Investment Corp.                                      20,010,375
                                                                               ------------
                                                                                 45,113,681
                                                                               ------------
CONSUMER DURABLES/NON-DUARABLES - 6.0%
       1,007,800       Blyth Industries, Inc.                                    27,525,537
         200,000       Ford Motor Company                                         9,187,500
          50,000       Liz Claiborne, Inc.                                        2,290,625
         671,280       Mattel, Inc.                                               7,006,485
         311,600       Philip Morris Cos., Inc.                                   6,582,550
         414,800       Unifi, Inc.*                                               3,707,275
                                                                               ------------
                                                                                 56,299,972
                                                                               ------------
CONSUMER SERVICES - 17.0%
       2,325,500       Allied Waste Industries, Inc.*                            15,261,094
       1,340,000       America Online, Inc.*                                     90,115,000
       2,556,536       Cendant Corp.                                             47,295,916
         236,100       Central Parking Corp.                                      4,722,000
         202,000       Sinclair Broadcasting Group A                              1,805,375
                                                                               ------------
                                                                                159,199,385
                                                                               ------------
DEFENSE/AEROSPACE - 0.6%
         156,000       Boeing Co.                                                 5,918,250
                                                                               ------------

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

    Shares                                                                     Market Value
--------------------------------------------------------------------------------------------
  COMMON STOCK (continued)
ENTERTAINMENT - 4.3%
         896,700       Lodgenet Entertainment Corp.*(a)                        $ 17,990,044
         552,000       SFX Entertainment, Inc.*                                  22,528,500
                                                                               ------------
                                                                                 40,518,544
                                                                               ------------
FINANCIAL SERVICES - 6.2%
          83,500       American Express Co.                                      12,436,281
         387,750       Citigroup                                                 22,998,422
         306,500       Countrywide Credit Industries, Inc.                        8,352,125
         172,000       Freddie Mac                                                7,600,250
         265,780       MBNA Corp.                                                 6,777,390
                                                                               ------------
                                                                                 58,164,468
                                                                               ------------
HEALTH CARE - 3.3%
          40,000       Baxter International, Inc.                                 2,507,500
         232,500       Cardinal Health, Inc.                                     10,665,937
         114,000       Johnson & Johnson                                          7,987,125
         134,200       Wellpoint Health Networks, Inc.*                           9,377,225
                                                                               ------------
                                                                                 30,537,787
                                                                               ------------
HOUSING - 1.4%
         900,000       Champion Enterprises, Inc.*                                5,175,000
         194,000       USG Corp.                                                  8,135,875
                                                                               ------------
                                                                                 13,310,875
                                                                               ------------
INSURANCE - 6.8%
       2,056,749       Conseco, Inc.                                             23,523,977
         107,100       MBIA, Inc.                                                 5,575,894
         550,000       Mutual Risk Management Ltd.                               11,000,000
         424,398       XL Capital Limited - Class A                              23,501,039
                                                                               ------------
                                                                                 63,600,910
                                                                               ------------
MULTI-INDUSTRY - 4.5%
         680,500       Tyco International Ltd.                                   33,939,938
         128,000       United Technologies Corp.                                  8,088,000
                                                                               ------------
                                                                                 42,027,938
                                                                               ------------

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--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (CONTINUED)                             MARCH 31, 2000

    Shares                                                                     Market Value
--------------------------------------------------------------------------------------------
  COMMON STOCK (continued)
REAL ESTATE - 0.8%
         899,136       Host Marriott Corp.                                      $ 7,979,832
                                                                               ------------
RETAIL - 1.5%
         500,000       Kmart Corp.*                                               4,843,750
         180,000       Tandy Corp.                                                9,135,000
                                                                               ------------
                                                                                 13,978,750
                                                                               ------------
TECHNOLOGY - 5.9%
         172,000       International Business Machines Corp.                     20,296,000
       1,003,000       Novell, Inc.*                                             28,710,875
         170,311       Sabre Group Holdings, Inc.                                 6,290,863
                                                                               ------------
                                                                                 55,297,738
                                                                               ------------
TELECOMMUNICATIONS - 3.5%
         286,033       MCI Worldcom, Inc.*                                       12,960,870
         475,000       SBC Communications, Inc.                                  19,950,000
                                                                               ------------
                                                                                 32,910,870
                                                                               ------------
TRANSPORTATION - 1.5%
         208,000       AMR Corp.                                                  6,630,000
         270,000       Canadian National Railway Co.                              7,205,625
                                                                               ------------
                                                                                 13,835,625
                                                                               ------------
                       Total Common Stock
                             (Cost $436,758,620)                                658,060,768
                                                                               ------------
                     NON-CONVERTIBLE PREFERRED STOCK - 0.5%
         200,000       Conseco Financial Trust, 8.70%, 9/30/26                    3,300,000
         100,000       Conseco Financial Trust, 9.16%, 9/30/28                    1,775,000
                                                                               ------------
                       Total Non-Convertible Preferred Stock
                             (Cost $7,500,000)                                    5,075,000
                                                                               ------------

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--------------------------------------------------------------------------------

     Shares
     Par (000)                                                                  Market Value
--------------------------------------------------------------------------------------------
  CONVERTIBLE PREFERRED STOCK - 2.1%
         544,000       Central Park Trust, Cvt. Pfd. 5.25%                      $ 7,072,000
          40,000       Fleetwood Capital Trust, Cvt. Pfd. 6.00%                   1,185,000
         145,000       Sinclair Broadcast Group, Cvt. Pfd. 6.00%                  4,241,250
         523,600       U.S. Restaurant Properties, Series A, Cvt. Pfd. 7.72%      6,741,350
                                                                               ------------
                       Total Convertible Preferred Stock
                             (Cost $28,224,367)                                  19,239,600
                                                                               ------------

  CONVERTIBLE CORPORATE NOTES/BONDS - 1.5%
         $ 1,900       Healthcare Realty Trust, Cvt. Deb., 6.55%, 3/14/02         1,626,875
          12,220       Integrated Process Equipment, 6.25%, 9/15/04               9,684,350
           1,361       Richardson Electronics, Cvt. Deb., 8.25%, 6/15/06          1,136,435
           5,250       Rite Aid, 5.25%, 9/15/02                                   1,916,250
                                                                               ------------
                       Total Convertible Bonds
                             (Cost $16,118,272)                                  14,363,910
                                                                               ------------

  CORPORATE NOTES/BONDS - 24.1%
          11,000       Allied Waste North America, 10.00%, 8/1/09                 8,167,500
           9,230       Amazon.com, Inc., 0.00%, 5/1/08                            5,457,238
           3,000       Avon Products, Inc., 6.55%, 8/1/07                         2,857,380
           4,500       Blyth Industries, Inc., 7.90%, 10/1/09                     4,397,625
           2,975       CalEnergy Co., Inc., 7.23%, 9/15/05                        2,918,683
           5,000       CalEnergy Co., Inc., 7.63%, 10/15/07                       4,960,450
           3,000       Campbell Soup Co., 6.15%, 12/1/02                          2,915,580
           1,000       Capstar Hotel Co. Sr. Sub. Notes, 8.75%, 8/15/07             880,000
           8,000       Cendant Corp., 7.75%, 12/1/03                              7,899,200
           2,000       Chattem, 8.875%, 4/1/08                                    1,700,000
           3,000       Circus Circus, 6.75%, 7/15/03                              2,700,000
           1,000       Citigroup Inc., 6.125%, 6/15/00                              999,350
           5,100       Conseco Inc., 6.80%, 6/15/05                               4,667,163
           6,000       Crown Castle Intl. Corp., 9.00%, 5/15/11                   5,655,000
           5,000       Cytec Industries, 6.50%, 3/15/03                           4,643,700
           5,000       Cytec Industries, 6.75%, 3/15/08                           4,709,950

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (CONTINUED)                              MARCH 31, 2000

     Par (000)                                                                  Market Value
--------------------------------------------------------------------------------------------
  CORPORATE NOTES/BONDS (continued)
         $ 2,150       First Tennessee Bank, 6.40%, 4/1/08                      $ 2,012,185
           1,500       FMC Corp., 6.75%, 5/5/05                                   1,425,780
           5,000       FMC Corp., 7.00%, 5/15/08                                  4,643,350
           6,150       Ford Motor Credit Co., 6.70%, 7/16/04                      5,971,712
           5,000       Frontier Corp., 7.25%, 5/15/04                             4,642,750
           1,000       Fund America Enterprise, 7.75%, 2/1/03                       970,210
           5,000       GTE Corp., 6.46%, 4/15/08                                  4,701,850
           5,700       HMH Properties, Inc., 7.875%, 8/1/05                       5,073,000
           1,000       HMH Properties, Inc., 8.45%, 12/1/08                         872,500
           3,000       Host Marriott Travel, 9.50%, 5/15/05                       3,060,000
           5,000       ICI, 6.95%, 9/15/04                                        4,895,500
           2,000       ITT Corp., 6.75%, 11/15/03                                 1,869,960
           5,000       J.P. Morgan, 6.875%, 1/15/07                               4,848,350
           4,000       Jefferies Group, Inc., 7.50%, 8/15/07                      3,808,840
           2,000       John Q Hammons Hotels, 8.875%, 2/15/04                     1,795,000
           3,000       Knight-Ridder, Inc., 6.625%, 11/1/07                       2,868,480
           5,000       Lilly Industries, 7.75%, 12/1/07                           4,700,500
           2,200       Lockheed Martin Corp., 6.85%, 5/15/01                      2,177,208
           2,500       Lockheed Martin Corp., 7.25%, 5/15/06                      2,399,975
           5,000       Lodgenet Entertainment, 10.25%, 12/15/06                   5,012,500
           1,285       Markel Corp., 7.25%, 11/1/03                               1,271,430
          10,000       Marriot International, Inc., 6.625%, 11/15/03              9,592,900
           5,700       Marriot International, Inc., 7.875%, 9/15/09               5,645,508
           1,000       Masco Corp., 6.125%, 9/15/03                                 960,040
           2,000       McDonnell Douglas Corp., 6.875%, 11/1/06                   1,941,920
             500       MCI Communication Corp., 7.50%, 8/20/04                      504,180
           9,800       Millipore Corp., 7.20%, 4/01/02                            9,545,200
           7,100       Millipore Corp., 7.50%, 4/1/07                             6,604,633
           2,000       Nabisco, Inc., 6.70%, 6/15/02                              1,947,900
           1,500       Norfolk Southern Corp., 6.95%, 5/1/02                      1,486,845
           1,500       Norfolk Southern Corp., 7.35%, 5/15/07                     1,485,960
           5,000       Premier Parks, 9.25%, 4/1/06                               4,650,000
           3,400       Premier Parks, 9.75%, 6/15/07                              3,174,750
           4,000       Premier Parks Corp., 9.75%, 1/15/07                        3,880,000
           3,815       Raychem Corp., Sr. Notes, 7.20%, 10/15/08                  3,690,250
           5,000       Raytheon Co., 6.50%, 7/15/05                               4,677,300

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--------------------------------------------------------------------------------

     Par (000)                                                                  Market Value
--------------------------------------------------------------------------------------------
  CORPORATE NOTES/BONDS (concluded)
         $ 3,000       Raytheon Co., 6.45%, 8/15/02                             $ 2,921,940
           5,500       Solutia, Inc., 6.50%, 10/15/02                             5,347,100
           2,000       Sun Microsystems, 7.00%, 8/15/02                           1,983,120
           2,000       Sun Microsystems, 7.50%, 8/15/06                           1,998,720
           1,000       Sun Microsystems, 7.65%, 8/15/09                           1,005,150
           3,000       Tandy Corp., 6.95%, 9/1/07                                 2,922,120
           1,000       Tektronix, 7.50%, 8/1/03                                     980,390
           7,000       Textron Inc., 6.75%, 9/15/02                               6,873,212
           5,000       United Defense Inds, Inc., 8.75%, 11/15/07                 4,618,750
           2,660       USG Corp., 8.50%, 8/1/05                                   2,736,475
             500       Xerox Corp., 7.15%, 8/1/04                                   493,560
                                                                               ------------
                       Total Corporate Notes Bonds
                             (Cost $237,648,233)                                226,217,822
                                                                               ------------
                         REPURCHASE AGREEMENT - 1.6%
          14,738       Goldman Sachs & Co., dated 3/31/00, 6.08%
                           principal and interest in the amount of
                           $14,745,467 due 4/03/00, collaterlized
                           by U.S. Treasury Bonds, par value of
                           14,269,000, coupon rates of 0.00% to 6.25%,
                           due 4/18/00 to 5/15/00, market value of
                           $15,032,853 (Cost $14,738,000)                       14,738,000
                                                                              ------------
TOTAL INVESTMENTS (Cost $740,987,492)**                   99.9%                $937,695,100
OTHER ASSETS IN EXCESS OF LIABILITIES                      0.1                      981,997
                                                         ------                ------------
NET ASSETS                                               100.0%                $938,677,097
                                                         ======                ============

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (CONCLUDED)                           MARCH 31, 2000


NET ASSET VALUE AND REDEMPTION PRICE PER:
     Class A Share ($622,579,637 / 26,756,326 shares)            $23.27
                                                                 ======
     Class B Share ($121,116,697 / 5,216,415 shares)             $23.22 ***
                                                                 ======
     Class C Share ($33,989,346 / 1,463,637 shares)              $23.22 ****
                                                                 ======
     Institutional Share ($160,991,417 / 6,864,336 shares)       $23.45
                                                                 ======
MAXIMUM OFFERING PRICE PER:
     Class A Share ($23.27 / 0.945)                              $24.62
                                                                 ======
     Class B Share                                               $23.22
                                                                 ======
     Class C Share                                               $23.22
                                                                 ======
     Institutional Share                                         $23.45
                                                                 ======
--------
   *  Non-income producing security.
  **  Aggregate cost for federal tax purposes is $740,987,499.
 *** Redemption value is $22.06 following a 5% maximum contingent deferred sales charge.
**** Redemption value is $22.99 following a 1% maximum contingent deferred sales charge.
 (a)  Affiliated holding.



                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                          For the
                                                                         Year Ended
                                                                          March 31,
                                                                            2000
-----------------------------------------------------------------------------------
Investment Income:
     Dividends                                                         $  8,640,564
     Interest                                                            21,691,457
     Less: Foreign taxes withheld                                           (20,358)
                                                                       ------------
                         Total income                                    30,311,663
                                                                       ------------
Expenses:
     Investment advisory fee                                              7,107,396
     Distribution fees:
          Class A                                                         1,666,691
          Class B                                                         1,239,069
          Class C                                                           293,148
     Transfer agent fee                                                     439,923
     Accounting fees                                                        138,553
     Registration fees                                                       88,735
     Custody fees                                                            84,889
     Directors' fees                                                         47,638
     Miscellaneous                                                          145,893
                                                                       ------------
                         Total expenses                                  11,251,935
                                                                       ------------
     Net investment income                                               19,059,728
                                                                       ------------
Realized and unrealized gain on investments:
     Net realized gain from security transactions                        79,177,235
     Change in unrealized appreciation/(depreciation) of investments    (91,414,939)
                                                                       ------------
     Net loss on investments                                            (12,237,704)
                                                                       ------------
Net increase in net assets resulting from operations                   $  6,822,024
                                                                       ============


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         For the Years Ended March 31,
                                                                          2000                  1999
-------------------------------------------------------------------------------------------------------
Increase in Net Assets:
Operations:
     Net investment income                                           $  19,059,728        $  19,520,631
     Net realized gain from security
          transactions                                                  79,177,235           13,846,863
     Change in unrealized appreciation/(depreciation)
          of investments                                               (91,414,939)          76,741,086
                                                                     -------------        -------------
     Net increase in net assets
          resulting from operations                                      6,822,024          110,108,580
                                                                     -------------        -------------
Distributions to Shareholders from:
     Net investment income and short-term gains:
          Class A Shares                                               (20,460,182)         (13,804,511)
          Class B Shares                                                (2,925,870)          (1,569,776)
          Class C Shares                                                  (709,061)            (128,906)
          Class D Shares                                                        --             (257,548)
          Institutional Shares                                          (4,990,684)          (3,045,076)
     Net realized long-term gains:
          Class A Shares                                               (12,231,556)          (8,542,386)
          Class B Shares                                                (2,305,977)          (1,338,049)
          Class C Shares                                                  (591,874)            (156,874)
          Class D Shares                                                        --                   --
          Institutional Shares                                          (2,697,818)          (1,772,147)
                                                                     -------------        -------------
     Total distributions                                               (46,913,022)         (30,615,273)
                                                                     -------------        -------------
Capital Share Transactions:
     Proceeds from sale of shares                                      198,166,745          273,356,523
     Value of shares issued in reinvestment
          of dividends                                                  42,631,746           27,465,074
     Cost of shares repurchased                                       (184,819,312)        (135,894,760)
                                                                     -------------        -------------
     Increase in net assets derived from
          capital share transactions                                    55,979,179          164,926,837
                                                                     -------------        -------------
     Total increase in net assets                                       15,888,181          244,420,144
Net Assets:
     Beginning of period                                               922,788,916          678,368,772
                                                                     -------------        -------------
     End of period (including undistributed net
          investment income of $2,798,786 and
          $4,505,377, for the periods ended
          respectively)                                              $ 938,677,097        $ 922,788,916
                                                                     =============        =============



                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      This page intentionally left blank.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    For the
                                                                  Year Ended
                                                                   March 31,
-----------------------------------------------------------------------------
                                                                     2000
Per Share Operating Performance:
     Net asset value at beginning of period                        $ 24.15
                                                                   -------
Income from Investment Operations:
     Net investment income                                            0.49
     Net realized and unrealized gain/(loss) on investments          (0.20)
                                                                   -------
     Total from Investment Operations                                 0.29
                                                                   -------
Less Distributions:
     Net investment income and short-term capital gains              (0.73)
     Net realized long-term capital gains                            (0.44)
                                                                   -------
     Total distributions                                             (1.17)
                                                                   -------
     Net asset value at end of period                              $ 23.27
                                                                   =======
Total Return(1)                                                       1.11%
Ratios to Average Net Assets:
     Expenses                                                         1.09%
     Net investment income                                            2.06%
Supplemental Data:
     Net assets at end of period (000)                            $622,580
     Portfolio turnover rate                                            26%

----------
(1) Total Return excludes the effect of sales charge.



                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------


                         For the Years Ended March 31,
-------------------------------------------------------------------------------
        1999                1998               1997               1996

      $ 22.09             $ 17.14            $ 14.68            $ 12.02
      -------             -------            -------            -------

         0.56                0.47               0.39               0.36
         2.40                5.21               2.49               3.03
      -------             -------            -------            -------
         2.96                5.68               2.88               3.39
      -------             -------            -------            -------

        (0.57)              (0.47)             (0.36)             (0.41)
        (0.33)              (0.26)             (0.06)             (0.32)
      -------             -------            -------            -------
        (0.90)              (0.73)             (0.42)             (0.73)
      -------             -------            -------            -------
      $ 24.15             $ 22.09            $ 17.14            $ 14.68
      =======             =======            =======            =======
        13.91%              33.82%             19.90%             28.86%

         1.12%               1.14%              1.27%              1.31%
         2.64%               2.49%              2.51%              2.72%

     $649,664            $491,575           $278,130           $200,020
           10%                  7%                13%                15%



                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     For the
                                                                    Year Ended
                                                                     March 31,
-------------------------------------------------------------------------------
                                                                       2000
Per Share Operating Performance:
     Net asset value at beginning of period                          $ 24.11
                                                                     -------
Income from Investment Operations:
     Net investment income                                              0.31
     Net realized and unrealized gain/(loss) on investments            (0.20)
                                                                     -------
     Total from Investment Operations                                   0.11
                                                                     -------
Less Distributions:
     Net investment income and short-term capital gains                (0.56)
     Net realized long-term capital gains                              (0.44)
                                                                     -------
     Total distributions                                               (1.00)
                                                                     -------
     Net asset value at end of period                                $ 23.22
                                                                     =======
Total Return(1)                                                         0.36%
Ratios to Average Net Assets:
     Expenses                                                           1.84%
     Net investment income                                              1.30%
Supplemental Data:
     Net assets at end of period (000)                              $121,117
     Portfolio turnover rate                                              26%

----------
(1) Total Return excludes the effect of sales charge.



                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------

                         For the Years Ended March 31,
----------------------------------------------------------------------------
           1999             1998             1997            1996
         $ 22.08          $ 17.16          $ 14.71          $12.01
         -------          -------          -------          ------

            0.41             0.34             0.26            0.21
            2.38             5.20             2.51            3.05
         -------          -------          -------          ------
            2.79             5.54             2.77            3.26
         -------          -------          -------          ------

           (0.43)           (0.36)           (0.26)          (0.24)
           (0.33)           (0.26)           (0.06)          (0.32)
         -------          -------          -------          ------
           (0.76)           (0.62)           (0.32)          (0.56)
         -------          -------          -------          ------
         $ 24.11          $ 22.08          $ 17.16          $14.71
         =======          =======          =======          ======
           13.10%           32.84%           19.00%          27.89%

            1.87%            1.89%            2.02%           2.06%
            1.90%            1.75%            1.84%           1.97%

        $110,680          $64,498          $17,311          $4,178
              10%               7%              13%             15%



                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS -- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                     For the
                                                                    Year Ended
                                                                     March 31,
------------------------------------------------------------------------------
                                                                       2000
Per Share Operating Performance:
     Net asset value at beginning of period                          $ 24.12
                                                                     -------
Income from Investment Operations:
     Net investment income                                              0.31
     Net realized and unrealized gain/(loss) on investments            (0.21)
                                                                     -------
     Total from Investment Operations                                   0.10
                                                                     -------
Less Distributions:
     Net investment income and short-term gains                        (0.56)
     Net realized long-term capital gains                              (0.44)
                                                                     -------
     Total distributions                                               (1.00)
                                                                     -------
     Net asset value at end of period                                $ 23.22
                                                                     =======
Total Return(3)                                                         0.31%
Ratios to Average Net Assets:
     Expenses                                                           1.85%
     Net investment income                                              1.34%
Supplemental Data:
     Net assets at end of period (000)                               $33,989
     Portfolio turnover rate                                              26%


----------
(1)  Commencement of operations.
(2)  Annualized.
(3) Total Return excludes the effect of sales charge.



                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

           For the Period
           April 8, 1998(1)
               through
              March 31,
-----------------------------------------------------------------------------
                1999



              $ 22.31
              -------

                 0.39
                 2.10
              -------
                 2.49
              -------

                (0.35)
                (0.33)
              -------
                (0.68)
              -------
              $ 24.12
              =======
                11.50%

                 1.91%2
                 2.05%2

              $17,450
                   10%



                    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS VALUE BUILDER FUND

FINANCIAL HIGHLIGHTS -- CLASS D SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 For the Period
                                                                 April 1, 1998
                                                                    through
                                                                 November 20,(1)
------------------------------------------------------------------------------
                                                                      1998
Per Share Operating Performance:
      Net asset value at beginning of period                        $ 22.05
                                                                    -------
Income from Investment Operations:
      Net investment income                                            0.29
      Net realized and unrealized gain on investments                 (0.06)
                                                                    -------
      Total from Investment Operations                                 0.23
                                                                    -------
Less Distributions:
      Net investment income and short-term gains                      (0.32)
      Net realized long-term capital gains                               --
                                                                    -------
      Total distributions                                             (0.32)
                                                                    -------
      Net asset value at end of period                              $ 21.96
                                                                    =======
Total Return                                                           1.09%
Ratios to Average Net Assets:
      Expenses                                                         1.50%
      Net investment income                                            2.04%
Supplemental Data:
      Net assets at end of period (000)                             $    --
      Portfolio turnover rate                                            10%


----------
(1) Class D Shares were converted to Class A Shares on November 20, 1998.
(2) Without the waiver of advisory fees, the ratio of expenses to average net assets would have been 1.74% for Class D Shares for the year ended March 31, 1995. 3 Without the waiver of advisory fees, the ratio of net investment income to average net assets would have been 2.68% for Class D Shares for the year ended March 31, 1995.



                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


28

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FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------


                         For the Years Ended March 31,
-------------------------------------------------------------------------------
           1998              1997              1996             1995

         $ 17.11          $ 14.66           $ 12.01          $ 11.22
         -------          -------           -------          -------

            0.43             0.35              0.33             0.31
            5.17             2.47              3.02             0.80
         -------          -------           -------          -------
            5.60             2.82              3.35             1.11
         -------          -------           -------          -------

           (0.40)           (0.31)            (0.38)           (0.31)
           (0.26)           (0.06)            (0.32)           (0.01)
         -------          -------           -------          -------
           (0.66)           (0.37)            (0.70)           (0.32)
         -------          -------           -------          -------
         $ 22.05          $ 17.11           $ 14.66          $ 12.01
         =======          =======           =======          =======
           33.33%           19.46%            28.44%           10.18%

            1.49%            1.62%             1.66%            1.70%(2)
            2.14%            2.15%             2.37%            2.72%(3)

         $18,478          $15,213           $13,757          $11,717
               7%              13%               15%              18%



                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      For the
                                                                    Year Ended
                                                                     March 31,
------------------------------------------------------------------------------
                                                                       2000
Per Share Operating Performance:
      Net asset value at beginning of period                           $ 24.36
                                                                       -------
Income from Investment Operations:
      Net investment income                                               0.55
      Net realized and unrealized gain/(loss) on investments             (0.21)
                                                                       -------
      Total from Investment Operations                                    0.34
                                                                       -------
Less Distributions:
      Net investment income and short-term capital gains                 (0.81)
      Net realized long-term capital gains                               (0.44)
                                                                       -------
      Total distributions                                                (1.25)
                                                                       -------
      Net asset value at end of period                                 $ 23.45
                                                                       =======
Total Return                                                              1.36%
Ratios to Average Net Assets:
      Expenses                                                            0.84%
      Net investment income                                               2.32%
Supplemental Data:
      Net assets at end of period (000)                               $160,991
      Portfolio turnover rate                                               26%


----------
(1)  Commencement of operations.
(2)  Annualized.



                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

                                                          For the Period
                                                           Nov. 2, 1995(1)
                                                              through
                For the Years Ended March 31,                 March 31,
----------------------------------------------------------------------------
      1999                 1998                1997              1996
    $ 22.26              $ 17.27             $ 14.77           $ 13.89
    -------              -------             -------           -------

       0.63                 0.51                0.41              0.13
       2.41                 5.25                2.53              1.17
    -------              -------             -------           -------
       3.04                 5.76                2.94              1.30
    -------              -------             -------           -------

      (0.61)               (0.51)              (0.38)            (0.10)
      (0.33)               (0.26)              (0.06)            (0.32)
    -------              -------             -------           -------
      (0.94)               (0.77)              (0.44)            (0.42)
    -------              -------             -------           -------
    $ 24.36              $ 22.26             $ 17.27            $14.77
    =======              =======             =======            ======
      14.20%               34.08%              20.24%            21.12%

       0.87%                0.89%               1.02%             1.03%(2)
       2.88%                2.75%               2.83%             2.89%(2)

   $144,995             $103,817             $34,771           $11,768
         10%                   7%                 13%               15%




                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- Significant Accounting Policies

         Flag Investors Value Builder Fund, Inc. ("the Fund"), which was organized as a Maryland Corporation on March 5, 1992, began operations June 15, 1992. The Fund is registered under the Investment Company Act of 1940 (the "40 Act") as a diversified, open-end Investment Management Company. Its objective is to seek long-term growth of capital and current income through diversified investments in a professionally managed balanced portfolio of equity and debt securities.

         The Fund consists of four share classes: Class A Shares, which began operations June 15, 1992; Class B Shares, which began operations January 3, 1995; Institutional Shares, which began operations November 2, 1995; and Class C Shares, which began operations April 8, 1998. The Fund previously offered Class DShares which were converted to Class A Shares on November 20, 1998.

         The Class A, Class B, and Class C Shares are subject to different sales charges. The Class A Shares have a front-end sales charge and the Class B and C Shares have a contingent deferred sales charge. In addition each of the classes has a different distribution fee. The Institutional Shares do not have a front-end sales charge, a contingent deferred sales charge or a distribution fee.

         When preparing the Fund's financial statements, management makes estimates and assumptions in accordance with accounting principles generally accepted in the United States. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

         A. SECURITY VALUATION -- values a portfolio security that is primarily traded on a national exchange by using the last sales price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. At March 31, 2000 there were no Board Valued Securities. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

         NOTE 1 -- concluded

         B. REPURCHASE AGREEMENTS--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the seller agrees to repurchase at a set time and price. The third party, which is the seller's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the seller defaults. The Fund's access to the collateral may be delayed or limited if the seller defaults and the value of the collateral declines or if the seller enters into an insolvency proceeding.

         C. FEDERAL INCOME TAXES-- Fund determines its distributions according to income tax regulations, which may be different from accounting principles generally accepted in the United States. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

                The Fund is organized as a regulated  investment company.  As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

         D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND
            OTHER -- Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts. Income, gains and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income, less foreign taxes withheld, if any, and distributions to shareholders are recorded on the ex-dividend date.

         E. AFFILIATED COMPANY--Under the 40 Act, a company in which there is a direct or indirect ownership, control of or voting power over 5 percent or more of the outstanding voting shares or control of or by, or common control under, another company or persons.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2  Investment Advisory Fees, Transactions with Affiliates and Other Fees

         Investment Company Capital Corp. ("ICCC"), an indirect subsidiary of Deutsche Bank A.G., is the Fund's investment advisor. On June 4, 1999 Bankers Trust Corporation, then the parent company of ICCC, was acquired by DeutscheBankA.G. As a result, ICCC became an indirect wholly owned subsidiary of Deutsche Bank A.G.

         As compensation for its advisory services, the Fund pays ICCC an annual fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount over $200 million. For the year ended March 31, 2000, ICCC's advisory fee was $7,107,396 of which $567,535 was payable at the end of the period.

         Alex. Brown Investment Management ("ABIM") is the Fund's sub-advisor. As compensation for its sub-advisory services, ICCC pays ABIMa fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.75% of the first $50 million, 0.60% of the next $150 million, and 0.50% of the amount over $200 million.

          ICCC provides accounting services to the Fund for which the Fund pays ICCCan annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets. For the year ended March 31, 2000, ICCC's fee was $138,553 of which $11,501 was payable at the end of the period.

          ICCC also provides transfer agency services to the Fund for which the Fund pays ICCC a per account fee that is calculated and paid monthly. For the year ended March 31, 2000, ICCC's fee was $439,923 of which $16,831 was payable at the end of the period.

          Certain officers and directors of the Fund are also officers or directors of ICCC.

          ICC Distributors, Inc. provides distribution services to the Fund for which the Fund pays ICC Distributors an annual fee, pursuant to Rule 12b-1, that is calculated daily and paid monthly at the following annual rates: 0.25% of the Class A Shares' average daily net assets and 1.00% of the Class B and Class C Shares' average daily net assets. The fees for the Class B and Class C Shares include a 0.25% shareholder servicing fee. For the year ended March 31, 2000, the distribution fee was $3,198,908 of which $256,837 was payable at the end of the period.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

NOTE 2--concluded

          Bankers Trust Company, an affiliate of the advisor, is the Fund's custodian. For the year ended March 31, 2000, custody fees amounted to $84,889, of which $17,983 was payable at the end of the period.

          The Fund participates along with other Flag Investors Funds in a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended March 31, 2000 was $21,568 and the accrued liability was $51,055.


NOTE 3--Capital Share Transactions

          The Fund is authorized to issue up to 90 million shares of $.001 par value capital stock (40 million Class A, 15 million Class B, 15 million Institutional, 15 million Class C, and 5 million undesignated). Transactions in shares of the Fund were as follows:

                                                        Class A Shares
                                                ------------------------------
                                                  For the           For the
                                                 Year Ended       Year Ended
                                               March 31, 2000   March 31, 1999
                                               ---------------  --------------
Shares sold                                        4,644,618        8,412,079
Shares issued to shareholders on
     reinvestment of dividends                     1,246,224          927,793
Shares redeemed                                   (6,032,319)      (4,698,072)
                                                ------------    -------------
Net increase/(decrease) in shares outstanding       (141,477)       4,641,800
                                                ============    =============
Proceeds from sale of shares                    $111,848,190    $ 184,153,452
Value of reinvested dividends                     29,878,743       20,162,879
Cost of shares redeemed                         (141,026,400)    (102,312,507)
                                                ------------    -------------
Net increase from capital share transactions    $    700,533    $ 102,003,824
                                                ============    =============

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3  continued

                                                        Class B Shares
                                               -------------------------------
                                                  For the           For the
                                                 Year Ended       Year Ended
                                               March 31, 2000   March 31, 1999
                                               --------------- ---------------
Shares sold                                        1,418,819       1,963,448
Shares issued to shareholders on
     reinvestment of dividends                       202,275         119,699
Shares redeemed                                     (994,920)       (414,281)
                                                 -----------     -----------
Net increase in shares outstanding                   626,174       1,668,866
                                                 ===========     ===========

Proceeds from sale of shares                     $34,087,833     $42,732,188
Value of reinvested dividends                      4,844,150       2,606,348
Cost of shares redeemed                          (23,119,651)     (8,899,431)
                                                 -----------     -----------
Net increase from capital share transactions     $15,812,332     $36,439,105
                                                 ===========     ===========



                                                         Class C Shares
                                               -------------------------------
                                                               For the Period
                                                   For the     April 8, 1998(1)
                                                 Year Ended        through
                                               March 31, 2000   March 31, 1999
                                               --------------- ---------------
Shares sold                                          876,029         735,840
Shares issued to shareholders on
     reinvestment of dividends                        49,343          12,033
Shares redeemed                                     (185,256)        (24,353)
                                                 -----------     -----------
Net increase in shares outstanding                   740,116         723,520
                                                 ===========     ===========

Proceeds from sale of shares                     $21,144,728     $16,181,630
Value of reinvested dividends                      1,179,480         261,764
Cost of shares redeemed                           (4,293,788)       (544,762)
                                                 -----------     -----------
Net increase from capital share transactions     $18,030,420     $15,898,632
                                                 ===========     ===========


----------
(1)  Commencement of operations.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

NOTE 3 -- concluded

                                                     Institutional Shares
                                              --------------------------------
                                                 For the            For the
                                                Year Ended        Year Ended
                                              March 31, 2000    March 31, 1999
                                              ---------------  ---------------
Shares sold                                       1,334,488        2,172,982
Shares issued to shareholders on
     reinvestment of dividends                      278,818          192,473
Shares redeemed                                    (702,190)      (1,076,590)
                                               ------------     ------------
Net increase in shares outstanding                  911,116        1,288,865
                                               ============     ============

Proceeds from sale of shares                   $ 31,085,994     $ 46,655,765
Value of reinvested dividends                     6,729,373        4,221,557
Cost of shares redeemed                         (16,379,473)     (22,007,214)
                                               ------------     ------------
Net increase from capital share transactions   $ 21,435,894     $ 28,870,108
                                               ============     ============


NOTE4 -- Investment Transactions

          Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $341,501,398 and sales of investment securities aggregated $243,341,685 for the year ended March 31, 2000.

          On March 31, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $279,341,620 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $82,634,019.

Note 5 -- Net Assets

         On March 31, 2000, net assets consisted of:

Paid-in capital:
     Class A Shares                                             $407,844,542
     Class B Shares                                              105,887,737
     Class C Shares                                               33,929,051
     Institutional Shares                                        135,494,651
Undistributed net realized gain from security transactions        56,014,722
Unrealized appreciation of investments                           196,707,608
Undistributed net investment income                                2,798,786
                                                               -------------
                                                                $938,677,097
                                                               =============

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Flag Investors Value Builder Fund, Inc.

         In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors Value Builder Fund, Inc. (the "Fund") at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
May 9, 2000

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)
FOR THETAX YEAR ENDED MARCH 31, 2000

         The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
         The fund's distributions to shareholders included $17,827,225 from long-term capital gains, all of which is taxable at the 20% capital gains rate.
         Of ordinary distributions made during the fiscal year ended March 31, 2000, 22.59% qualifies for the dividends received deduction available to corporate shareholders.
         Of the net investment income distributions made during the year ended March 31, 2000, 1.27% has been derived from investments inU.S. Government and Agency Obligations.

                      This page intentionally left blank.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

                                TRUMAN T. SEMANS
                             Chairman and Director

            RICHARD R.BURT                      ROBERT H. WADSWORTH
               Director                               Director

           RICHARD T. HALE                       CARL W. VOGT, ESQ.
               Director                              President

          JOSEPH R. HARDIMAN                      CHARLES A. RIZZO
               Director                              Treasurer

            LOUIS E. LEVY                          AMY M. OLMERT
               Director                              Secretary

          EUGENE J. MCDONALD                      DANIEL O. HIRSCH
               Director                         Assistant Secretary

           REBECCA W. RIMEL
               Director



INVESTMENT OBJECTIVE

A balanced mutual fund designed to maximize total return through a combination of long-term growth of capital and current income.

                   This report is prepared for the general
             information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

                   For more complete information regarding
             any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.